UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

CHINA LENDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-36664	98-1192662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11th Floor, Satellite Building 473 Satellite Road Economic Technological Development Zone Urumqi, Xinjiang, China	830000
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: +86 991-3072247

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2016, China Lending Corporation issued a press release regarding its financial results for the nine months ended September 30, 2016. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 14, 2016

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA LENDING CORPORATION

November 14, 2016	By:	/s/ Li Jingping
Li Jingping
President and Chief Executive Officer

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